Exhibit 10.21

MNTN, INC.

OMNIBUS AMENDMENT TO NOTES AND WARRANTS

This Omnibus Amendment to Notes and Warrants (this “Amendment”) is made and entered into as of May 9, 2024 by and among MNTN, Inc., a Delaware corporation (the “Company”), and the lenders named on Schedule 1 of the Purchase Agreement (as defined below) (the “Lenders”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

RECITALS

Whereas, the Company and the Lenders entered into that certain Note and Warrant Purchase Agreement, dated January 27, 2023 (as amended by the Prior Amendment (as defined below), the “Purchase Agreement”);

Whereas, pursuant to the Purchase Agreement, the Company issued Subordinated Convertible Promissory Notes to the Lenders in the amounts set forth on Schedule 1 to the Purchase Agreement (as amended by the Prior Amendment, the “Notes”), and in return for the Company’s receipt of the principal amount of the Notes, each Lender received a warrant to purchase shares of Series D Preferred Stock (the “Warrants”);

Whereas, the Company and the Lenders entered into that certain Amendment to Note and Warrant Purchase Agreement and Omnibus Amendment to Notes, dated May 4, 2023 (the “Prior Amendment”);

Whereas, (i) pursuant to Section 13.5 of the Notes, the terms and provisions of each Note may be modified or amended and the observance of any term of each Note may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Lenders of a majority of the then-outstanding aggregate principal amount of the Notes (the “Requisite Lenders”); (ii) pursuant to Section 13.5 of the Note issued to Greycroft Growth III, L.P. (“Greycroft”) on January 27, 2023 (the “Greycroft Note”), the definition of “Requisite Lenders” must include Greycroft and (iii) pursuant to Section 13.5 of the Note issued to IAG Fund III, LP (“IAG”) on May 4, 2023 (the “IAG Note”), the definition of “Requisite Lenders” must include IAG;

Whereas, pursuant to Section 9.6 of the Warrants, each Warrant and all other Warrants issued under the Purchase Agreement may be amended and provisions may be waived with the written consent of the Company and the Requisite Lenders;

Whereas, the undersigned Lenders, including Greycroft and IAG, represent the Requisite Lenders; and

Whereas, the undersigned Lenders desire to amend the Notes and the Warrants as of the date hereof as set forth below.

AGREEMENT

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Lenders, intending to be legally bound, hereby consent to the below amendments of the Notes and the Warrants, which amendments shall be binding on and effective against all of the Lenders, and agree as follows:

1.	Amendment to all of the Notes.

a.            Section 1 of each of the Notes is hereby deleted in its entirety and replaced with the following:

“1. Maturity. Unless earlier converted pursuant to the conversion provisions set forth herein, the Company shall pay to Lender, on demand by the Requisite Lenders (as defined below) at any time after July 27, 2025 (the “Maturity Date”) and in full satisfaction of this Note, the aggregate principal amount of such Note plus all accrued but unpaid interest on such Note.”

b.            Section 3 of each of the Notes is hereby deleted in its entirety and replaced with the following:

“3. Voluntary Conversion or Payment Upon a Change of Control. If there is a Change of Control (as defined below) of the Company prior to the conversion of this Note for any reason prior to January 1, 2025, at the option of the Requisite Lenders as set forth in written notice to the Company (i) the Company shall pay to Lender, upon the closing of the Change of Control and in full satisfaction of this Note, (x) 2x the aggregate principal amount of such Note plus (y) all accrued but unpaid interest on such Note; or (ii) the Outstanding Amount shall be converted immediately prior to the closing of the Change of Control into Conversion Shares at the Conversion Price. If there is a Change of Control of the Company prior to the conversion of this Note for any reason on or after January 1, 2025, at the option of the Requisite Lenders as set forth in written notice to the Company (x) the Company shall pay to Lender, upon the closing of the Change of Control and in full satisfaction of this Note, (x) 2.5x the aggregate principal amount of such Note plus (y) all accrued but unpaid interest on such Note; or (ii) the Outstanding Amount shall be converted immediately prior to the closing of the Change of Control into Conversion Shares at the Conversion Price. The Company shall notify Lender in writing of the anticipated occurrence of a Change of Control at least ten days prior to the closing date of the Change of Control, notifying Lender the terms of the Change of Control and shall provide the Lender any information reasonably requested by the Lender with respect to the Change of Control.”

c.            Section 3 of each of the Notes is hereby deleted in its entirety and replaced with the following:

“4. Voluntary Conversion or Payment Upon an IPO. If there is an IPO (as defined below) prior to the conversion of this Note and prior to January 1, 2025, at the option of the Requisite Lenders as set forth in written notice to the Company (i) the Company shall pay to Lender, upon the consummation of the IPO and in full satisfaction of this Note, (x) 2x the aggregate principal amount of such Note plus (y) all accrued but unpaid interest on such Note; or (ii) the Outstanding Amount shall be converted upon consummation of the IPO into Conversion Shares at the Conversion Price. If there is an IPO prior to the conversion of this Note on or after January 1, 2025, at the option of the Requisite Lenders as set forth in written notice to the Company (i) the Company shall pay to Lender, upon the consummation of the IPO and in full satisfaction of this Note, (x) 2.5x the aggregate principal amount of such Note plus (y) all accrued but unpaid interest on such Note; or (ii) the Outstanding Amount shall be converted upon consummation of the IPO into Conversion Shares at the Conversion Price. The Company shall notify Lender in writing of the anticipated occurrence of an IPO at least ten days prior to the closing date of the IPO, notifying Lender the terms of the IPO and shall provide the Lender any information reasonable requested by the Lender with respect to the IPO.”

2.	Amendment to the Warrants.

a.            The first paragraph of each of the Warrants is hereby amended by adding the following sentence immediately after the first sentence:

“On or after January 1, 2025, the Holder is entitled, subject to the terms and conditions of this Warrant, to purchase from the Company, at a price per share equal to the Warrant Price, up to an additional 0.5x the number of shares of Warrant Stock set forth in the immediately preceding sentence (rounded down to the nearest whole share).”

By way of example, a Warrant that is exercisable for up to 100 shares of Warrant Stock (as defined in each Warrant) prior to January 1, 2025 pursuant to the terms and conditions thereof shall, on or after January 1, 2025, be exercisable for an aggregate of 150 shares of Warrant Stock pursuant to the terms and conditions thereof.

3.	Miscellaneous.

a.            Except as effected by this Amendment, the terms and provisions of the Purchase Agreement, Notes and Warrants shall remain unchanged and in full force and effect.

b.            This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) or other electronic format and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

c.            This Amendment shall be governed by, and construed in accordance with, the Delaware General Corporation Law, without reference to principles of conflict of laws or choice of laws.

d.            The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

e.            The Notes and Warrants, as modified by this Amendment, along with the Note Purchase Agreement, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

COMPANY:

MNTN, INC.

By:	/s/ Mark Douglas
	Name:	Mark Douglas
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

BONFIRE VENTURES SELECT II, L.P.

By: Bonfire Select Associates II, LLC, its general partner

By:	/s/ Jim Andelman
	Name:	Jim Andelman
	Title:	Managing Director

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

BULLVC FUND, LLC

By:	/s/ Shawn Bercuson
	Name:	Shawn Bercuson
	Title:	General Partner

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

GRANT RIES

/s/ Grant Ries

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

GREYCROFT GROWTH III, L.P.

By: Greycroft Growth III, LLC, its General Partner

By:	/s/ Ian Sigalow
	Name:	Ian Sigalow
	Title:	Authorized Signatory

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

IAG FUND III, LP

By: IAG Capital Holdings III, LLC
Its: General Partner

By:	/s/ Joel Whitley
	Name:	Joel Whitley
	Title:	Authorized Person

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

JEFFREY AND LIESL WILKE REVOCABLE TRUST

By:	/s/ Jeffrey Wilke
	Name:	Jeffrey Wilke
	Title:	Trustee

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

HADI PARTOVI INVESTMENTS LLC

By:	/s/ Anne F. Macdonald
	Name:	Anne F. Macdonald
	Title:	Manager

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

MERCATO PARTNERS GROWTH III, L.P.

By: Mercato Partners Growth III GP, LLC
Its: General Partner

By:	/s/ Joe Kaiser
	Name:	Joe Kaiser
	Title:	Managing Director

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

MERCATO PARTNERS GROWTH AI III, L.P.

By: Mercato Partners Growth III GP, LLC
Its: General Partner

By:	/s/ Joe Kaiser
	Name:	Joe Kaiser
	Title:	Managing Director

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

LENDER:

DAHER CAPITAL LTD

By:	/s/ Mark Daher
	Name:	Mark Daher
	Title:	Managing Director

[SIGNATURE PAGE TO OMNIBUS AMENDMENT TO NOTES AND WARRANTS OF MNTN, INC.]